UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 31, 2007

CHAPARRAL STEEL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-51307	20-2373478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Ward Road, Midlothian, TX	76065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 972-775-8241

(N/A)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01 Other Events.

On August 31, 2007, the registrant, and Gerdau Ameristeel Corporation issued a joint press release announcing that they have received a letter dated August 29, 2007 from the Committee on Foreign Investment in the United States (“CFIUS”) stating that CFIUS has reviewed the information provided by the companies in connection with the Agreement and Plan of Merger signed by the registrant, Gerdau Ameristeel and certain other parties, and determined that there are no issues of national security sufficient to warrant a second stage investigation under the Exon-Florio Amendment to the Defense Product Act of 1950, as amended. Accordingly, CFIUS has concluded its review of the proposed transaction. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2007	CHAPARRAL STEEL COMPANY

	By:	/s/ Robert E. Crawford, Jr.
Vice President and General Counsel